                                                                    Exhibit 99.1

                            Dated November 13, 2019

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS X GP L.P.

By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WPP GP LLC

By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its managing member

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS & CO.

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Partner

WARBURG PINCUS LLC

  By:  /s/ Robert B. Knauss
       -----------------------------------------
       Name: Robert B. Knauss
       Title: Managing Director

CHARLES R. KAYE

  By:  /s/ Charles R. Kaye
       -----------------------------------------
       Name: Charles R. Kaye
       Title: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

  By:  /s/ Joseph P. Landy
       -----------------------------------------
       Name: Joseph P. Landy
       Title: Robert B. Knauss, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the SEC on July 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc.
  and is hereby incorporated by reference.